13th Annual Needham Growth Conference
Hong Hou, Chief Executive Officer
Mark Weinswig, Chief Financial Officer
January 12, 2011

EMCORE Corporation

“Safe Harbor” Statement
Statements in this presentation which are not historical facts, and the assumptions underlying such statements, constitute "forward-looking statements" and assumptions underlying "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, but not limited to statements regarding, (a) future product introductions and performance metrics, (b) 2010 and future financial performance, and (c) future development and growth in the Company’s markets. Actual results may differ materially form those projected in the forward-looking statements. Readers should carefully review the risk factors set forth in EMCORE's latest Annual Report on Form 10-K, and other reports filed with the SEC from time to time, for a list of factors that could cause our business prospects, financial condition, operating results and cash flows to be materially adversely affected.

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EMCORE’s Business Units
Global Communications and Power at the Speed of Light
Fiber Optic Components &
Systems for Broadband, 10G
Ethernet, Datacom & Telecom
Space and Terrestrial
Solar Power Based on
Multi-Junction Solar Cells
Photovoltaics
Space Power
Space Solar Cells
Space Solar Panels
Concentrator
Solar Power
CPV Solar Cells
Solar Power Systems
Fiber Optics
Broadband
Fiber Optics
Data & Telecom
10 Gb/s Optical TxRxs
Tunable TxRx, Transpdr
Active Optical Cables
VCSEL, PIN, DFB, APD
CATV / FTTx
Satellite Com Tx/Rx
Fiber Optic Gyro
Video Transport

High Growth Projected for Fiber Optics
▪ New Infonetics forecasts market for 10/40/100G transceivers to reach $2.14bn by 2014
▪ Growth driven by higher use of optical interfaces, continuing transition to higher speed and infrastructure upgrades occurring

LightCounting Mar 2010 and OVUM
Emcore Positioned Well in High Growth
Segments
▪ Emcore has a great opportunity to grow - participating in high growth areas
▪ Differentiated position in many of the markets above
▪ Tunable XFP market forecast to grow at a 117% CAGR between 2009 and 2014
▪ Emcore parallel products targeted in high speed QSFP, CXP and CFP module markets as well as AOC market
▪ Emcore ITLAs advancing to dominate 40G/100G Coherent market for lasers
▪ High performance Emcore QAM products leading market penetration
▪ New product introduction and time-to-market key for growth strategy

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Telecom / Datacom Fiber Optics
● 14 Gb/s VCSELs & PDs
● 10Gb/s DFB & PDs
● GPON TO Cans
● 1-14 Gb/s TOSA/ROSA
● Tunable lasers, ITLAs &
 μ-ITLAs for 10, 40, & 100
 Gb/s transponder apps
● Tunable XFP & transpndr
Components
LAN / SAN
Parallel Optics
Telecom Transport
● Xenpak/X2 LX4, CX4, LR,
 SR, ER TxRxs
● 1/2/4 Gb/s SFF/SFP TxRx
● SFP+ and XFP TxRxs

Modular Approach using TOSA based ECL Laser Architecture, enables flexibility, low cost and higher density
LD
MZM,
MPD
Tuner,
l Locker
End
Mirror,
Isolator
C or L band
High Power
16 dBm
High / Standard Frequency
Accuracy ( +/- 1.5 or 2.5 GHz
EOL)
Standard Power
13.5 dBm
100G, Planned R&D
Engaging with Partners
40G DQPSK
Planned R&D
10G NRZ (development)
Launch 2H 2010
No Modulator (CW)
Launch 2H 2010
PM Fiber pigtail or receptacle
LC TOSA receptacle
Tunable TOSA
Launch 2H 2010
Tunable XFP
Launch 2H 2010
300 PIN - TOSA
µITLA (37 x 15 x 8mm)
Launch 2H 2010
Other MSA / Subsystem Form
Factor
Laser Block
Modulator
Block
Fiber
Block
Integration Level
Tunable ECL Platform &Product Portfolio

Comprehensive Broadband Products
1550nm Transmitters,
Video Receivers,
PON Transceivers, EDFA’s
RF Satellite Links
Tx/Rx/Delay Lines,
FOG’s, THz, Lithium
Niobate Devices
Video / Audio / Data
Fiber Links,
HDTV / 1080p Video, &
IP Video Encoding
CATV Transmitters &
Receivers, Lasers,
Photodiodes
SPECIALTY
VIDEO
FTTx
CATV

▪ Leading Provider of Broadband Components and Systems
 ▪ Consolidated technology, IP, product portfolio & CATV customer base,
 ▪ Full end-to-end product offering for hybrid-fiber-coaxial (HFC) network.
▪ CATV Market Drivers
 ▪ Upgrade of HFC network to 1GHz to offer more value-added premium services,
 ▪ Buildout of new networks to businesses offering commercial services,
 ▪ Strong overseas market demand in Eastern Europe, Russia, India, China, etc.
▪ Penetration into High Growth Video Transport and IPTV Markets
 ▪ Telecom product offering,
 ▪ Intra-studio transmission,
 ▪ Pre and post production video transport.
▪  Technology Provider for both CATV & Telecom Companies
 ▪ Transmitters, receivers and components enabling “triple play” services,
 ▪ Technology build-out occurring with both CATV and Telecom customers.
Broadband Fiber Optics Business

Fiber Optics Growth Strategy
▪ Grow Business through Disruptive New Products
 ▪ Tunable XFP transceivers and tunable TOSAs
 ▪ μ-ITLA for 40 and 100 Gb/s Telecom transponders
 ▪ CXP pluggable modules and active cables based on parallel optic engines
▪ Expand Market Share of Current Product Portfolio
 ▪ Nine product lines are being qualified by a leading OEM located in China
 ▪ Increase penetration to international customer base
▪ Grow Optical Components by Leveraging Our Fab Infrastructure and
 Low-cost Manufacturing Base in China
 ▪ PON components
 ▪ SAN optical components for 14 Gb/s

Solar Cell Technology & Applications
CORE TECHNOLOGY:
Multi-Junction Photovoltaic Solar Cell
SPACE EFFICIENCY
29.5%
39.0%
CPV EFFICIENCY

▪ Current Status
 ▪ State-of-the-art infrastructure and competitive cost - strong financial performance,
 ▪ Strong position (with >50% market share) to serve the commercial satellite markets with backlog to support 82 active programs currently,
 ▪ Robust visibility: $74M in orders booked in 2010, with options for additional $34M,
 ▪ Outstanding reliability track record (zero on-orbit failures through 76 missions).
▪ Growth Strategy
 ▪ Expand government business through establishment of Trusted Supplier program,
 ▪ Provide more value-added products to customers (solar panels in lieu of PV cells),
 ▪ Develop other applications enabled by high efficiency multi-junction solar cells.
▪ Major Customers
Industry Leader within Space Market

▪ CPV systems: dual-axis tracking of
 CPV modules of high-efficiency multi-
 junction solar cells (~40%) under a
 1,000x concentration of DNI sunlight
▪ Advantages:
▪ Low CapEx requirement for production ramp up
▪ Attractive LCOE in regions with high DNI
▪ Advanced cell technology to further reduce cost
CPV Solar Cell Receiver
Solar Flux
(1x)
Fresnel Lens
Solar Flux
(500-1000x)
Direct Normal Irradiance (DNI)
Concentrator Photovoltaics (CPV)
Maui, Hawaii - Gen3 CPV Installation

CPV Solar Cell Technology Roadmap

2005
2006-2007
2011 P
33.0%
Concentrator
Triple Junction
(CTJ)
36.0%
2nd Generation
Concentrator
Triple
Junction
(CTJ2)
42.0%
Inverted
Meta-
Morphic
(IMM)
39.0%
3rd Generation
Concentrator
Triple
Junction
(CTJ3)
45.0%
2nd
Generation
(IMM2)
2012 P
30.0%
32.5%
35.0%
37.5%
40.0%
42.5%
45.0%
2008-2010
Year
45.0% - 50.0%
3rd
Generation
(IMM3)
>2013 P
Year-End Average Cell Efficiency
47.5%
50.0%

EMCORE CPV Business Model
▪ Direct P&L
 ▪ EMCORE continues to sell CPV components and systems recognized as revenue,
 ▪ Products will be manufactured at the China JV and priced at an internal transfer cost,
 ▪ EMCORE will continue to develop lower-cost, higher performing CPV cells and system products as future technology contribution to the JV.
▪ P&L from the JV below the line
 ▪ JV will manufacture and sell EMCORE-designed CPV components and systems to EMCORE and other customers in China under a technology license from EMCORE,
 ▪ EMCORE will consolidate 40% of the JV profit/loss below the line.

▪ Business scope
 ▪ Manufacture EMCORE-designed CPV components and systems in high-volume to supply EMCORE and its own business needs,
 ▪ Develop solar power business in China.
▪ Ownership and management
 ▪ EMCORE owns 40% and San’an Optoelectronics Co, Ltd owns 60%,
 ▪ Initial registered capital: $30M
 ▪ EMCORE’s Executive VP, Charlie Wang serves as General Manager of Suncore.
▪ JV operation expected to be highly cost competitive
 ▪ CapEx for CPV component and system manufacturing lines will be funded through a cash grant ($75M) by Huainan City,
 ▪ JV receives a land grant of 263 acres from Huainan City,
 ▪ Working capital will be provided in a form of loan from our JV partner, San’an,
 ▪ Other incentives and subsidies will further reduce the cost of products,
 ▪ EMCORE will contribute $12M (40% of the total registered capital) to the JV, of which
 $8.5M was funded by San’an in a form of consulting fee to EMCORE.
CPV Joint-Venture - Suncore Photovoltaics

Financial Recap of FY2010
Significant Improvements include:
 ▪ Strong revenue growth
 ▪ Reduced net loss
 ▪ Improved Adjusted EBITDA

Key Investment Considerations
▪ Terrestrial CPV Solar
 ▪ The only vertically integrated player
 from “cell-through-system”
▪ Space Solar
 ▪ Market and technology leader
 ▪ Robust visibility & growth
 potential through government
 programs
▪ Broadband Fiber Optics
 ▪ Market and technology leader
 ▪ CATV infrastructure upgrade
 continues within the HFC
 network
▪ Telecom/Datacom Fiber Optics
 ▪ Tunable ECL laser for 40 &100 Gb/s
 ▪ Tunable TOSA and XFP for 10 Gb/s
 ▪ Parallel optic module & active cable
The Company Is Poised to Grow and Deliver Improved Profitability
Support

13th Annual Needham Growth Conference
Hong Hou, Chief Executive Officer
Mark Weinswig, Chief Financial Officer
January 12, 2011

EMCORE Corporation

Reconciliation of Adjusted EBITDA